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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 12, 2005


                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

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
              Delaware                             0-18700                            13-3570672
------------------------------------  ----------------------------------  ----------------------------------
  (State or Other Jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
   Incorporation or Organization)                                                      Number)
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    445 Marshall Street, Phillipsburg, New Jersey                      08865
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (908) 387-1673
                                                     ---------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 12, 2005, the Board of Directors of Sentigen Holding Corp. (the "Company") approved the recommendation of the Compensation Committee to increase the rate of annual base salary payable to Joseph K. Pagano, the Company's Chairman, President and Chief Executive Officer, from $225,000 to $295,000, effective as of September 1, 2005. In addition, on September 12, 2005, Mr. Pagano was granted a new option to purchase 66,000 shares of common stock to replace his options to purchase 66,000 shares of common stock which expired on September 15, 2005. This option is fully vested and immediately exercisable, has an exercise price of $4.50 per share, and will expire on the sixth anniversary of Mr. Pagano's termination of service with the Company. A copy of the option agreement relating thereto is filed herewith as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         Not Applicable.

(b)      Pro Forma Financial Information.

         Not Applicable.

(c)      Exhibits.

         10.1 Option Agreement, dated September 12, 2005, by and between the Company and Joseph K. Pagano.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SENTIGEN HOLDING CORP.

                                            /s/ Fredrick Rolff
                                            ----------------------------------
                                            Chief Financial Officer
                                            (Principal Accounting and Financial
                                            Officer)

Dated: September 16, 2005



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                                  EXHIBIT INDEX


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
         10.1 Option Agreement, dated September 12, 2005, by and between the Company and Joseph K. Pagano.
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